Exhibit 10.5.3

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 15th day of February, 2013 (the “Second Amendment Effective Date”), by and between Silicon Valley Bank (“Bank”) and Carbylan Biosurgery, Inc., a Delaware corporation (“Borrower”) whose address is 3181 Porter Drive, Palo Alto, CA 94304.

RECITALS

A.       Bank and Borrower have entered into that certain Loan and Security Agreement dated as October 26, 2011 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

B.       Borrower has requested that Bank amend the Loan Agreement to (i) extend a Growth Capital Advance facility, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.       Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.       Amendments to Loan Agreement.

2.1       Section 2.1.2 (Growth Capital Advances). A new Section 2.1.2 is added to the Loan Agreement which reads as follows:

2.1.2       Growth Capital Advances.

(a)       Availability. Subject to the terms and conditions of this Agreement: (i) Bank agrees to lend to Borrower from time to time prior to the Growth Capital Commitment Termination Date, two advances (each a “Growth Capital Advance” and collectively the “Growth Capital Advances”) in an aggregate original principal amount not to exceed the Growth Capital Advance Commitment; (ii) the first Growth Capital Advance, shall be in an amount of Three Million ($3,000,000) (the “First Growth Capital Advance”) and shall be available until two (2) Business Days after the Second Amendment Effective Date and the proceeds of the First Growth Capital Advance shall be used to prepay all Term Loans pursuant to Section 2.1.1(e) with the remaining proceeds to be delivered to Borrower; and (iii) the second Growth Capital Advance, shall be in an amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the “Second Growth Capital Advance”) and shall be available from June 30, 2013 through November 30, 2013 and only so long as the Second Growth Capital Advance Condition has occurred. The “Second Growth Capital Advance Condition” means that, on or before November 30, 2013, Borrower or its investors have presented evidence satisfactory to Bank that Borrower has begun treating the first patient in its Phase II-B clinical study. When repaid, the Growth Capital Advances may not be re-borrowed. Bank’s obligation to lend hereunder shall terminate on the Growth Capital Commitment Termination Date.

(b)     Repayment. For the First Growth Capital Advance: (i) Borrower shall make monthly payments of interest only commencing on the first day of the month following the month in which the Funding Date occurs with respect to the First Growth Capital Advance and continuing thereafter on the first day of each successive calendar month through and including December 31, 2013 (or March 31, 2014 if the Second Growth Capital Advance Condition occurs),

(ii) commencing on January 1, 2014 (or April 1, 2014 if the Second Growth Capital Advance Condition occurs), and continuing thereafter on the first day of each successive calendar month through and including the Growth Capital Advance Maturity Date, Borrower shall make thirty (30) equal monthly payments of principal and interest which would fully amortize the First Growth Capital Advance, and (iii) all unpaid principal and accrued and unpaid interest is due and payable in full on the Growth Capital Advance Maturity Date with respect to the First Growth Capital Advance. For the Second Growth Capital Advance: (i) Borrower shall make monthly payments of interest only commencing on the first day of the month following the month in which the Funding Date occurs with respect to the Second Growth Capital Advance and continuing thereafter on the first day of each successive calendar month through and including March 31, 2014, (ii) commencing on April 1, 2014 and continuing thereafter on the first day of each successive calendar month through and including the Growth Capital Advance Maturity Date, Borrower shall make thirty (30) equal monthly payments of principal and interest which would fully amortize the Second Growth Capital Advance, and (iii) all unpaid principal and accrued and unpaid interest is due and payable in full on the Growth Capital Advance Maturity Date with respect to the Second Growth Capital Advance. Each date that a monthly payment of principal and interest is due as to a Growth Capital Advance shall be referred to herein as a “Growth Capital Scheduled Payment Date” and each scheduled monthly payment of principal and interest as to a Growth Capital Advance shall be referred to herein as “Growth Capital Scheduled Payment,” and collectively, “Growth Capital Scheduled Payments.” Growth Capital Advances may only be prepaid in accordance with Sections 2.1.2(d) and 2.1.2(e).

(c)     Growth Capital Final Payment. On the final Growth Capital Scheduled Payment Date with respect to each Growth Capital Advance, Borrower shall pay, in addition to the outstanding principal, accrued and unpaid interest, and all other amounts due on such date with respect to such Growth Capital Advance, an amount equal to the Growth Capital Final Payment.

(d)     Mandatory Prepayment Upon an Acceleration. If the Growth Capital Advances are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of: (i) all outstanding principal plus accrued interest, (ii) the Growth Capital Final Payment, plus (iii) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

(e)     Permitted Prepayment of Loans. Borrower shall have the option to prepay all, but not less than all, of the Growth Capital Advances advanced by Bank under this Agreement, provided Borrower (i) provides written notice to Bank of its election to prepay Growth Capital Advances at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) all outstanding principal plus accrued interest, (B) the Growth Capital Final Payment, plus (C) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

2.2       Section 2.3(a)(ii) (Interest Rate). A new Sub-section 2.3(a)(ii) is added to the Loan Agreement which reads as follows:

(ii)     Growth Capital Advances. Subject to Section 2.3(b), the principal amount outstanding under each Growth Capital Advance shall accrue interest, which interest shall be payable monthly, at a fixed per annum rate equal to the greater of (i) three and one-quarter percent (3.25%), or (ii) the Growth Capital Basic Rate as determined on its Funding Date.

2.3       Section 6.6(a) (Operating Accounts). Section 6.6(a) is amended in its entirety and replaced with the following:

(a)     Maintain its primary operating and other deposit accounts and securities accounts with Bank and Bank’s Affiliates and conduct its primary cash management and foreign exchange with Bank and Bank’s Affiliates.

2.4     Section 13 (Definitions). The following terms and their respective definitions are added in Section 13.1 in proper alphabetical order:

“First Growth Capital Advance” is defined in Section 2.1.2(a).

“Growth Capital Advance” is a loan made by Bank pursuant to the terms of Section 2.1.2 hereof.

“Growth Capital Advance Commitment” is an aggregate original principal amount equal to Four Million Two Hundred Fifty Thousand Dollars ($4,250,000).

“Growth Capital Basic Rate” is the per annum rate of interest (based on a year of 360 days) equal to the sum of (a) U.S. Treasury note yield to maturity for a term equal to the Treasury Note Maturity as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading “U.S. Government Securities/Treasury Constant Maturities” on the Funding Date, plus (b) the Growth Capital Loan Margin. (In the event Release H.15 is no longer published, Bank shall select a comparable publication to determine the U.S. Treasury note yield to maturity.)

“Growth Capital Commitment Termination Date” is: (a) for the First Growth Capital Advance, the earliest of (i) two (2) Business Days after the Second Amendment Effective Date, or (ii) an Event of Default; and (b) for the Second Growth Capital Advance, the earlier of (i) November 30, 2013 or (ii) an Event of Default.

“Growth Capital Advance Maturity Date” is: (i) for the First Growth Capital Advance, June 1, 2016 (or September 1, 2016 if the Second Growth Capital Advance Condition occurs), and (ii) for the Second Growth Capital Advance, September 1, 2016.

“Growth Capital Final Payment” is, for each Growth Capital Advance, a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earlier of (a) the final Growth Capital Scheduled Payment Date for such Growth Capital Advance or (b) the acceleration or prepayment of such Growth Capital Advance, equal to the original principal amount of such Growth Capital Advance, multiplied by eleven and one-half percent (11.5%).

“Growth Capital Loan Margin” is 288 basis points, or 2.88%.

“Growth Capital Scheduled Payment” is defined in Section 2.1.2(b).

“Growth Capital Scheduled Payment Date” is defined in Section 2.1.2(b).

“Second Amendment” is the Second Amendment to Loan and Security Agreement by and between Bank and Borrower.

“Second Amendment Effective Date” is defined in the Second Amendment.

“Second Amendment to 2011 Warrant” is that certain Second Amendment to Warrant to Purchase Stock dated the Second Amendment Effective Date executed by Borrower and SVB Financial Group.

“Second Amendment Warrant” means that certain Warrant to Purchase Stock dated the Second Amendment Effective Date executed by Borrower in favor of Bank.

“Second Growth Capital Advance” is defined in Section 2.1.2(a).

“Second Growth Capital Advance Condition” is defined in Section 2.1.2(a).

2.5     Section 13 (Definitions). The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Credit Extension” is any Term Loan, Growth Capital Advance or any other extension of credit by Bank for Borrower’s benefit.

“Warrant” means, individually and collectively, (i) that certain Warrant to Purchase Stock dated the Effective Date executed by Borrower in favor of Bank, as amended by the Warrant Amendment and as further amended by the Second Amendment to 2011 Warrant, and (ii) the Second Amendment Warrant.

3.     Limitation of Amendments.

3.1     The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2     This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.       Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2     Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3     The organizational documents of Borrower delivered to Bank prior to the Second Amendment Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7     This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.     Bank Expenses. Borrower shall pay to Bank all Bank Expenses (including reasonable attorneys’ fees and reasonable expenses for documentation and negotiation of this Amendment) incurred through and after the Second Amendment Effective Date, when due. The Borrower has paid to Bank a good faith deposit of $10,000 which shall be used by Bank to pay Bank Expenses through the Second Amendment Effective Date with any remainder to be refunded to Borrower.

6.     Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.     Effectiveness. This Amendment shall be deemed effective as of the Second Amendment Effective Date upon the occurrence of all of the following:

(a)     the due execution and delivery to Bank of this Amendment by each party hereto;

(b)     the due execution and delivery to Bank of the Second Amendment Warrant by each party thereto; and

(c)     the due execution and delivery to Bank of the Second Amendment to 2011 Warrant by each party thereto.

8.     Amendments in Writing; Integration. This Amendment is a Loan Document. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Amendment and the Loan Documents.

9.     Governing Law; Venue. The provisions of Section 11 of the Loan Agreement apply to this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Loan and Security Agreement to be duly executed and delivered as of the date first written above.

BORROWER:

CARBYLAN BIOSURGERY, INC.

By: /s/ George Daniloff

Name: George Daniloff

Title: President & CEO

BANK:

SILICON VALLEY BANK

By: /s/ Kevin Longo

Name: Kevin Longo

Title: Relationship Manager